[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                              MFS(R) INSTITUTIONAL
                              GLOBAL FIXED INCOME FUND

MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
Stephen C. Bryant*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
-------------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 1999, the Fund provided a total return of 6.11% (including the reinvestment of any distributions), which compares to a return of 4.13% for the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index of complete universes of government bonds with remaining maturities of at least five years. The Fund's return also compares to a -0.03% return for the average global income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

In many respects, the third quarter of 1998 was a historic one, highlighted by Russia's devaluation and domestic debt restructuring. By late September, extreme volatility existed in many financial markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued uncertainty in the Asian markets. As concerns over a global recession increased, bond markets were dominated by a flight to quality. Largely due to the Federal Reserve Board (the Fed) lowering short-term interest rates for the first time since 1996, yields on 10-year U.S., German, and Japanese bonds fell approximately 100 basis points during the third quarter. As a matter of fact, U.S. Treasury yields fell to their lowest levels in over 30 years.

After such a volatile third quarter, stability returned during the fourth quarter. Helped by further interest-rate cuts by the Fed and by most European central banks, along with approval for an increase in funding for the International Monetary Fund, credit spreads began to contract. Longer-term interest rates in most developed markets actually edged slightly higher after reaching historical lows during the third quarter.

Contrary to the previous six months, almost all global fixed-income markets were weaker throughout the first half of 1999. As an example, during this period yields on 10-year U.S. and German bonds were higher by 120 and 60 basis points, respectively. By the end of 1998, bond markets had feared the worst after the emerging market crisis, and yields fell dramatically in anticipation of a global recession. However, so far in 1999, global consumer demand has not decreased. Quite the contrary, consumption is on the increase in many countries, particularly in the United States and now in Europe.

As a result of a vibrant U.S. economy and the pick-up in global growth, the Fed raised overnight rates by 25 basis points at the end of June, thereby partially reversing their easing bias caused by the credit crisis of 1998. At the same time, most other developed countries experienced higher interest rates as the markets anticipated similar rate increases by central bankers.

The latter half of 1998 will be remembered as the worst year since 1990 for credit risk. This portfolio benefited by being invested in secure global government bonds. All countries within the Salomon Index registered positive returns when measured in local currencies. During this period, the portfolio benefited by being overweighted in the better performers, namely the United Kingdom and non-core European countries.

In addition, underweighting the Japanese bond market for most of 1998 enhanced performance. The duration of the portfolio was lengthened at the beginning of the third quarter and thus was well positioned for the significant rally that ensued. Also, a weaker U.S. dollar helped to produce higher positive returns, both absolute and relative to the Salomon Index.

The first six months of 1999 witnessed higher interest rates and a stronger U.S. dollar -- exactly the opposite of the prior six months. Thus, the absolute returns for the portfolio were negatively impacted. Relative to the Salomon Index, returns were helped by our having shortened the duration of the portfolio in anticipation of higher rates. In addition, an overweighting in the U.S. dollar versus the euro and the Japanese yen have added to relative outperformance. Relative to the index, performance was hurt by overweight positions in Sweden, Denmark, and a small weighting in emerging markets.

As economic growth has begun to pick up outside the United States, central bankers have grown increasingly worried about demand/pull inflation, even though there still appears to be little or no ability for manufacturers to increase prices. If inflation were to become a problem, it would probably first become apparent through wages, especially in the United States, where unemployment is at all-time lows. Central bankers have adopted either a neutral position or a bias towards raising interest rates in order to preempt inflation. Short term, such a scenario will most likely result in higher interest rates. Consequently, the portfolio will maintain a bias toward shorter duration until the markets become more comfortable with the fact that restrictive monetary policy is ultimately positive for bond yields in an environment with minimal inflation pressures. The specific bond markets we will continue to favor will be the larger core markets such as the United States and Germany, as well as less-developed markets such as Greece and Denmark, which are favorable candidates for inclusion in the European monetary union.

Respectfully,

/s/ Stephen C. Bryant
------------------------
Stephen C. Bryant
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen C. Bryant is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Global Fixed Income Fund and the Global Governments Series offered through
MFS(R)/Sun Life annuity products. He also manages MFS(R) Government Markets Income Trust and MFS(R) Intermediate Income Trust, two closed-end funds.

He joined MFS in 1987 as Assistant Vice President. He was named Vice President in 1989, portfolio manager in 1992, and Senior Vice President in 1993. Mr. Bryant is a graduate of Wesleyan University.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: September 30, 1992

Size: $14.9 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from September 30, 1992, through June 30, 1999)

[Graphic Omitted]

        MFS Institutional           Salomon Brothers
           Global Fixed              World Government
           Income Fund                  Bond Index
--------------------------------------------------------------------------------
9/92       $3,000,000                   $3,000,000
6/93        3,150,000                    3,132,000
6/94        3,132,000                    3,295,000
6/95        3,605,000                    3,914,000
6/96        3,659,000                    3,928,000
6/97        3,783,000                    4,081,000
6/98        3,924,000                    4,256,000
6/99        4,163,368                    4,432,406

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                                  1 Year      3 Years       5 Years      Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return                           +6.11%      +13.79%       +32.94%     +38.83%
-------------------------------------------------------------------------------------------------
Average Annual Total Return                       +6.11%      + 4.40%       + 5.86%     + 4.98%
-------------------------------------------------------------------------------------------------
COMPARATIVE INDICES
-------------------------------------------------------------------------------------------------
Average global income fund+                       -0.03%      + 4.39%       + 6.25%     + 5.74%
-------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**    +4.13%      + 4.11%       + 6.11%     + 5.95%
-------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, September 30, 1992, through June 30, 1999. Index returns are from
  October 1, 1992.
 +Source: Lipper Analytical Services, Inc.
**Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the ecomomic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Bonds - 81.7%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 43.1%
  Brazil - 0.6%
    Federal Republic of Brazil, 5s, 2014                               $    137           $    88,660
-------------------------------------------------------------------------------------------------------
  Denmark - 1.9%
    Kingdom of Denmark, 7s, 2007                                     DKK  1,823           $   290,964
-------------------------------------------------------------------------------------------------------
  Germany - 13.4%
    Germany Federal Republic, 3.75s, 2009                            EUR    237           $   230,307
    Germany Federal Republic, 6s, 2007                                    1,557             1,762,649
                                                                                          -----------
                                                                                          $ 1,992,956
-------------------------------------------------------------------------------------------------------
  Greece - 2.0%
    Hellenic Republic, 8.6s, 2008                                    GRD 20,000           $    72,931
    Hellenic Republic, 8.9s, 2003                                        65,000               221,560
                                                                                          -----------
                                                                                          $   294,491
-------------------------------------------------------------------------------------------------------
  Italy - 6.5%
    Republic of Italy, 6.75s, 2007                                   EUR    824           $   966,864
-------------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    United Mexican States, 10.375s, 2009                               $    150           $   153,000
-------------------------------------------------------------------------------------------------------
  New Zealand - 2.4%
    Government of New Zealand, 8s, 2004-2006                         NZD    640           $   365,259
-------------------------------------------------------------------------------------------------------
  Peru - 0.5%
    Republic of Peru, 4.5s, 2017                                       $    115           $    70,587
-------------------------------------------------------------------------------------------------------
  Philippines - 0.5%
    Republic of Philippines, 9.875s, 2019                              $     75           $    73,500
-------------------------------------------------------------------------------------------------------
  Sweden - 5.6%
    Kingdom of Sweden, 6s, 2005                                      SEK  3,600           $   451,315
    Kingdom of Sweden, 9s, 2009                                           2,500               382,632
                                                                                          -----------
                                                                                          $   833,947
-------------------------------------------------------------------------------------------------------
  United Kingdom - 8.7%
    United Kingdom Treasury, 6.5s, 2003                              GBP    793           $ 1,302,883
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 6,433,111
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 38.6%
  Computer Software - Services - 1.7%
    Unisystem Corp., 7.875s, 2008                                      $    250           $   253,750
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.9%
    U.S. Treasury Notes, 5.25s, 2004                                   $  1,050           $ 1,031,793
    U.S. Treasury Notes, 5.625s, 2008                                       700               685,671
    U.S. Treasury Notes, 5.875s, 2005                                     3,780             3,780,000
                                                                                          -----------
                                                                                          $ 5,497,464
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 5,751,214
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $12,839,939)                                                $12,184,325
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 19.5%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/01/99 at Amortized Cost              $  2,900           $ 2,900,000
-------------------------------------------------------------------------------------------------------

Call Options Purchased
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Japan Government Bonds/
      August/135.31 (Premiums Paid, $25,902)                        JPY 200,000           $      1,224
-------------------------------------------------------------------------------------------------------
Put Options Purchased - 0.1%
-------------------------------------------------------------------------------------------------------
    Euro/July/1.0325                                                EUR   1,039           $     1,680
    Euro/August/1.025                                               EUR     690                 3,321
    Japanese Yen/July/121.7                                         JPY 170,539                 7,163
-------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $24,540)                                      $    12,164
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,790,381)                                          $15,097,713
-------------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
-------------------------------------------------------------------------------------------------------
    Australian Dollar/April/.625                                    AUD     837             $  (5,773)
    Japanese Yen/July/112.75                                        JPY 157,997                     0
    Japanese Yen/August/117                                         JPY  79,012                (2,607)
-------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $34,033)                                     $  (8,380)
-------------------------------------------------------------------------------------------------------

Put Options Written - (0.7)%
-------------------------------------------------------------------------------------------------------
    Japanese Government Bonds/Aug/135.31 (Premiums
      Received, $25,902)                                            JPY 200,000           $  (101,423)
-------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.5%)                                                       (81,282)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $14,906,628
-------------------------------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

            AUD = Australian Dollars
            DKK = Danish Kroner
            EUR = Euro
            GBP = British Pounds
            GRD = Greek Drachma
            JPY = Japanese Yen
            NZD = New Zealand Dollars
            SEK = Swedish Krona

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
JUNE 30, 1999
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,790,381)                          $15,097,713
  Cash                                                                               73,534
  Net receivable for forward foreign currency exchange contracts to sell             14,938
  Receivable from investment adviser                                                 81,720
  Interest receivable                                                               179,698
  Other assets                                                                          904
                                                                                -----------
      Total assets                                                              $15,448,507
                                                                                -----------
Liabilities:
  Net payable for forward foreign currency exchange contracts to purchase          $  3,729
  Net payable for forward foreign currency exchange contracts subject
    to master netting agreements                                                     85,231
  Payable for investments purchased                                                 297,930
  Written options outstanding, at value (premiums received, $59,935)                109,803
  Payable to affiliates -
    Management fee                                                                      264
    Shareholder servicing agent fee                                                       3
    Administrative fee                                                                    6
  Accrued expenses and other liabilities                                             44,913
                                                                                -----------
      Total liabilities                                                          $  541,879
                                                                                -----------
Net assets                                                                      $14,906,628
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $19,260,273
  Unrealized depreciation on investments and translation of assets and
    liabilities in foreign currencies                                              (822,376)
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                 (4,154,420)
  Accumulated net investment income                                                (623,151)
                                                                                -----------
      Total                                                                     $14,906,628
                                                                                ===========
Shares of beneficial interest outstanding                                        1,715,045
                                                                                 =========

Net asset value, redemption price, and offering price per share
  (net assets / shares of beneficial interest outstanding)                        $8.69
                                                                                  =====

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                $1,024,167
                                                                            ----------

  Expenses -
    Management fee                                                          $  119,575
    Trustees' compensation                                                       5,300
    Shareholder servicing agent fee                                              1,388
    Administrative fee                                                           2,381
    Auditing fees                                                               41,790
    Custodian fee                                                               15,932
    Registration fees                                                           11,211
    Printing                                                                     6,733
    Legal fees                                                                   1,368
    Miscellaneous                                                                  675
                                                                            ----------
      Total expenses                                                        $  206,353
    Fees paid indirectly                                                        (5,058)
    Reduction of expenses by investment adviser                                (81,720)
                                                                            ----------
      Net expenses                                                          $  119,575
                                                                            ----------
        Net investment income                                               $  904,592
                                                                            ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                 $1,230,737
    Written option transactions                                                246,169
    Foreign currency transactions                                              186,023
                                                                            ----------
      Net realized gain on investments and foreign currency transactions    $1,662,929
                                                                            ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                             $ (872,552)
    Written options                                                            (90,779)
    Translation of assets and liabilities in foreign currencies                472,334
                                                                            ----------
      Net unrealized loss on investments and foreign currency translation   $ (490,997)
                                                                            ----------
        Net realized and unrealized gain on investments and foreign
          currency                                                          $1,171,932
                                                                            ----------
          Increase in net assets from operations                            $2,076,524
                                                                            ==========

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                    1999                   1998
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $     904,592           $   2,198,641
  Net realized gain on investments and foreign currency
    transactions                                                     1,662,929                  73,634
  Net unrealized loss on investments and foreign currency
    translation                                                       (490,997)               (196,467)
                                                                 -------------           -------------
    Increase in net assets from operations                       $   2,076,524           $   2,075,808
                                                                 -------------           -------------
Distributions declared to shareholders -
  From net investment income                                     $   --                  $  (4,643,503)
  From paid-in capital                                               --                       (458,167)
                                                                 -------------           -------------
    Total distributions declared to shareholders                 $   --                  $  (5,101,670)
                                                                 -------------           -------------
Net decrease in net assets from Fund share transactions          $(13,185,973)           $(24,474,987)
                                                                 -------------           -------------
    Total decrease in net assets                                 $(11,109,449)           $(27,500,849)
Net assets:
  At beginning of period                                           26,016,077              53,516,926
                                                                 -------------           -------------
  At end of period (including accumulated net investment
    income and  accumulated distributions in excess of
    net investment income of $623,151 and $(1,388,273),
    respectively)                                                $ 14,906,628            $ 26,016,077
                                                                 ============            ============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                                  ---------------------------------------------------------------------------
                                                        1999              1998            1997           1996            1995
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 8.18            $ 9.07          $ 9.28         $10.13          $ 9.64
                                                      ------            ------          ------         ------          ------
Income from investment operations# -
  Net investment income(S)                            $ 0.43            $ 0.48          $ 0.58         $ 0.64          $ 0.65
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        0.08             (0.16)          (0.25)         (0.48)           0.70
                                                      ------            ------          ------         ------          ------
      Total from investment operations                $ 0.51            $ 0.32          $ 0.33         $ 0.16          $ 1.35
                                                      ------            ------          ------         ------          ------
Less distributions declared to shareholders -
  From net investment income                          $ --              $(1.10)         $(0.54)        $(0.48)         $(0.23)
  From net realized gain on investments and
    foreign currency transactions                       --                --              --            (0.31)          (0.63)
  In excess of net realized gain on investments
    and foreign currency transactions                   --                --              --            (0.22)           --
  From paid-in capital                                  --               (0.11)           --             --              --
                                                      ------            ------          ------         ------          ------
      Total distributions declared to
        shareholders                                  $ --              $(1.21)         $(0.54)        $(1.01)         $(0.86)
                                                      ------            ------          ------         ------          ------
Net asset value - end of period                       $ 8.69            $ 8.18          $ 9.07         $ 9.28          $10.13
                                                      ======            ======          ======         ======          ======
Total return                                           6.11%             3.70%           3.40%          1.51%          15.10%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           0.67%             0.65%           0.65%          0.65%           0.72%
  Net investment income                                4.86%             5.51%           6.09%          6.52%           6.66%
Portfolio turnover                                      275%              413%            365%           425%            279%
Net assets at end of period (000 omitted)            $14,907           $26,016         $53,517        $62,807         $76,078

  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund excluding management fee at not more than 0% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:

    Net investment income#                            $ 0.39            $ 0.45          $ 0.55         $ 0.61          $ 0.61
    Ratios (to average net assets):
      Expenses##                                       1.11%             1.01%           0.97%          0.95%           1.14%
      Net investment income                            4.42%             5.17%           5.78%          6.22%           6.23%

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Global Fixed Income Fund (the Fund), is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1999, $28,850 from accumulated net realized loss on investments and foreign currency transactions and $1,077,982 from paid-in capital were reclassed to accumulated net investment income due to differences between book and tax accounting for mortgage backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 1999 accumulated net investment income and net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and foreign currency.

At June 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,959,876 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Funds average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES             SALES
----------------------------------------------------------------------------
U.S. government securities                     $29,611,284       $38,051,056
                                               -----------       -----------
Investments (non-U.S. government securities)   $17,857,834       $22,865,376
                                               -----------       -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $15,830,308
                                                                 -----------
Gross unrealized depreciation                                    $  (740,801)
Gross unrealized appreciation                                          8,206
                                                                 -----------
    Net unrealized depreciation                                  $  (732,595)
                                                                 ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                           YEAR ENDED JUNE 30, 1999            YEAR ENDED JUNE 30, 1998
                                       ----------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              --            $    --             1,216,802       $ 10,686,382
Shares issued to shareholders in
  reinvestment of distributions          --                 --               376,093          3,035,070
Shares reacquired                     (1,466,943)       (13,185,973)      (4,312,333)       (38,196,439)
                                      ----------       ------------       ----------       ------------
    Net decrease                      (1,466,943)      $(13,185,973)      (2,719,438)      $(24,474,987)
                                      ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1999, was $170. The Fund had no significant borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             1999 CALLS                            1999 PUTS
                                 -----------------------------------  ------------------------------------
                                     PRINCIPAL AMOUNTS                    PRINCIPAL AMOUNTS
                                          OF CONTRACTS                         OF CONTRACTS
                                         (000 OMITTED)      PREMIUMS          (000 OMITTED)       PREMIUMS
------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period
  Canadian Dollars                              --         $   --                    1,857       $  6,946
  Japanese Yen/Deutsche Marks                 297,964        69,293                   --             --
Options written -
  Australian Dollars                            3,618        45,329                  2,375         20,953
  British Pounds                                1,914        12,880                   --             --
  Canadian Dollars                              4,534        23,300                   --             --
  Deutsche Marks/British Pounds                 2,319        11,131                  2,471         12,360
  Euro/British Pounds                             252         2,911                    242          1,336
  Euro                                           --            --                      573          3,431
  Japanese Yen/Euro                            70,006         8,380                   --             --
  Japanese Government Bonds                      --            --                  470,000         53,907
  Japanese Yen                              1,952,295       165,845                394,256         23,801
  Swedish Krona/British Pounds                  7,212        10,456                   --             --
Options terminated in closing transactions -
  Australian Dollars                           (1,920)      (28,175)                (2,375)       (20,953)
  British Pounds                                 (742)       (5,707)                  --             --
  Canadian Dollars                             (1,164)       (9,075)                (1,857)        (6,946)
  Deutsche Marks/British Pounds                (2,319)      (11,131)                  (735)        (4,532)
  Euro/British Pounds                            (252)       (2,911)                  (242)        (1,336)
  Euro                                          --             --                     (573)        (3,431)
  Japanese Yen                                (70,006)       (8,380)                  --             --
  Japanese Government Bonds                     --             --                 (270,000)       (28,005)
  Japanese Yen                               (360,935)      (43,837)               (84,415)        (5,099)
Options expired -
  Australian Dollars                             (492)       (2,840)                  --             --
  British Pounds                               (1,172)       (7,173)                  --             --
  Canadian Dollars                             (3,370)      (14,225)                  --             --
  Deutsche Marks/British Pounds                 --             --                   (1,736)        (7,828)
  Japanese Yen/Deutsche Marks                (297,964)      (69,293)                  --             --
  Japanese Yen                               (337,958)      (24,369)              (309,841)       (18,702)
  Swedish Krona/British Pounds                 (7,212)      (10,456)                  --             --
Options exercised -
  Australian Dollars                             (369)       (4,811)                  --             --
  Japanese Yen                             (1,016,393)      (73,109)                  --             --
                                                           --------                             ---------
Outstanding, end of period                                 $ 34,033                             $  25,902
Options outstanding at end of
  period consist of:
  Australian Dollars                               837     $  9,503                  --        $    --
  Japanese Government Bonds                      --            --                  200,000         25,902
  Japanese Yen                                 237,009       24,530                   --             --
                                                           --------                             ---------
Outstanding, end of period                                 $ 34,033                             $  25,902
                                                           ========                             =========

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro conversion.

At June 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                                            NET
                                                                                                                     UNREALIZED
                                                  CONTRACTS TO                                   CONTRACTS         APPRECIATION
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Sales                        9/16/99  DKK            2,213,807             $  314,774           $  308,513             $ 6,261
                             9/16/99  NZD            1,530,338                819,496              810,819               8,677
                                                                           ----------           ----------             -------
                                                                           $1,134,270           $1,119,332             $14,938
                                                                           ==========           ==========             =======
Purchases                    9/16/99  AUD              517,881             $  343,045           $  342,485             $  (560)
                             9/16/99  CAD              635,151                435,035              431,977              (3,058)
                             9/16/99  NZD              652,532                345,842              345,731                (111)
                                                                           ----------           ----------             -------
                                                                           $1,123,922           $1,120,193             $(3,729)
                                                                           ==========           ==========             =======

At June 30, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $61,408 with Deutsche Bank and $58,330 with Merrill Lynch and a net receivable of $34,507 with C.S. First Boston.

At June 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Global Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Global Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended June 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Global Fixed Income Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

FEDERAL TAX INFORMATION

In January 2000, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 1999.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

MWF-2 8/99 .5M